UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2016

LEXARIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4

Registrant's telephone number, including area code: (604) 602-1675

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of Direct Financial Obligation

Item 3.02 Unregistered Sales of Equity Securities

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 29, 2016, we closed the first tranche of a private placement offering of convertible debentures in the aggregate amount of USD$45,000. The convertible debentures mature on August 31, 2020, The convertible debentures pay an interest rate of 10% per annum (on a simple basis) and are convertible at (i) USD$0.12 per Conversion Share at any time prior to August 31, 2016 (ii) USD$0.15 per Conversion Share at any time prior to August 31, 2017; (iii) USD$0.20 per Conversion Share at any time prior to August 31, 2018 or, at the sole option of the Holder, a price equal to a 20% discount to the 10-day average closing price of the Common Shares on the Exchange prior to the date of conversion and adjusted for the applicable US dollar to Canadian dollar exchange rate on the last Business Day preceding the date of conversion (the “Average Price”) provided that the Average Price is less than USD$0.20 and provided further that the Conversion Price shall not be less than US$0.15; (iv) USD$0.25 per Conversion Share at any time prior to August 31, 2019 or, at the sole option of the Holder, the Average Price provided that the Average Price is less than USD$0.25 and provided further that the Conversion Price shall not be less than USD$0.15; and (v) USD$0.30 per Conversion Share at any time prior to August 31, 2020 or, at the sole option of the Holder, the Average Price provided that the Average Price is less than USD$0.30 and provided further that the Conversion Price shall not be less than USD$0.15.

The convertible debentures were issued to one (1) US persons, pursuant to the exemption from registration provided for under Rule 506 Regulation D, promulgated under the United States Securities Act 1933, as amended.

The Debentures have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

On March 23, 2016, at 1 pm PDT, Lexaria Corp. (“Lexaria” or the “Company”) held its Annual and Special Meeting of Shareholders for the following purposes:

1.	To elect Chris Bunka, Bal Bhullar, Ted McKechnie and Nicolas Baxter as directors of the Company for the ensuing year and until their successors are elected;

2.	To ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2016 and to allow directors to set the remuneration;

3.	To approve a change of of Company name to Lexaria Bioscience Corp.;

4.	To transact such other business as may properly come before the Meeting or any adjournment of the postponement thereof.

All proposals were approved by the shareholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 25, 2016. The results of each voting proposal were as follows:

(1)	Election of Directors:

Nominee	For	Against	Withheld

Chris Bunka	17,594,050	NIL	1,897
Bal Bhullar	17,566,633	NIL	29,314
Ted McKechnie	17,571,366	NIL	24,581
Nicolas Baxter	17,576,316	NIL	19,631

(2)	To ratify MNP LLP our independent registered public accounting firm for the fiscal year ending October 31, 2013 and to allow directors to set the remuneration:

For	Against	Abstentions
24,234,026	Nil	13,013

(3)	To approve the Company change of its business name to Lexaria Bioscience Corp.:

For	Against	Abstentions
24,233,446	13,594	Nil

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the financing is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
20.1	Convertible Debenture Subscription
20.2	Convertible Debenture
99.1	Press Release dated March 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2016

Lexaria Corp.
(Signature)	By:	“/s/ Chris Bunka”
Chris Bunka
CEO